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POPULATION HEALTH PARTNERS WITH READY RESPONDERS

OVERLAND PARK, Kan. (Oct. 26, 2021) –SelectQuote, Inc. (NYSE: SLQT) announced a new partnership today with Ready Responders, which utilizes an innovative care delivery model to provide non-emergency healthcare services to patients in their homes. Population Health will provide education and awareness for members around Ready Responders’ program, giving the knowledge and tools they need to access high-quality healthcare in a timely and convenient manner. In line with these efforts, Population Health will provide its members with SelectQuote specific contact numbers and information for the Ready Responders in their area.

“Partnering with Ready Responders is another important part of the Population Health platform as it provides the right site of care to members in the safety and comfort of their home instead of going to the emergency room,” said Bob Grant, President, SelectQuote. “The Population Health ecosystem continues to grow to offer Seniors the best options for them in their healthcare journey.”

Over 40% of Population Health members have had one or more emergency room visits in the last year, while almost 20% have had two or more visits in the past year. Population Health focuses on increasing member’s health care literacy by supporting appropriate navigation of healthcare services to empower members to utilize the right site of care at the right time. Ready Responders provides a necessary resource in this important endeavor.

Ready Responders offers on-demand healthcare services for non-emergent medical care, continuity of care for patients discharged from an acute facility and more longitudinal care for patients with complex or chronic conditions. Ready Responders brings healthcare to patients’ homes through its unique combination of telehealth and in-person services, delivered by trained healthcare professionals. The company serves patients in multiple cities, including New York, Las Vegas, Washington, D.C., New Orleans and Miami.

Forward Looking Statement
This release contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control.

Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.
Our actual results to differ materially from those indicated in these forward-looking statements due to a number of important factors, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic; our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and claims, including IP litigation; our existing and future indebtedness; developments with respect to LIBOR; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K that we have filed with the Securities and Exchange Commission, and our subsequent filings with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
About SelectQuote:
Founded in 1985, SelectQuote (NYSE: SLQT) provides solutions that help consumers protect their most valuable assets: their families, health and property. SelectQuote pioneered the model of providing unbiased comparisons from multiple, highly-rated insurance companies allowing consumers to choose the policy and terms that best meet their unique needs. Two foundational pillars underpin the company’s success: a strong force of highly-trained and skilled agents who provide a consultative needs analysis for every consumer, and proprietary technology that sources and routes high-quality leads. SelectQuote has three core business lines: SelectQuote Senior, SelectQuote Life and SelectQuote Auto

and Home. SelectQuote Senior, the largest and fastest-growing business, serves the needs of a demographic that sees 10,000 people turn 65 each day with a range of Medicare Advantage and Medicare Supplement plans. In 2021, SelectQuote expanded its business with the addition of Population Health, a healthcare services company, and SelectRx, a specialty medication management pharmacy.

Media Contact: Kelly Hale Communications Manager SelectQuote, Inc. kelly.hale@selectquote.com O: 913.894.5569	Matt Gunter Communications and Investor Relations SelectQuote, Inc. matt.gunter@selectquote.com O: 913.286.4931